Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quartely Report of FingerMotion, Inc. (the “Company”), on Form 10-Q/A for the period ended November 30, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Martin Shen, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q/A for the period ended November 30, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q/A for the period ended November 30, 2018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 22, 2019	By:	/s/ Martin Shen
Martin Shen
Principal Executive Officer FingerMotion, Inc.